           As filed with the Securities and Exchange Commission on July 27, 2000
                                                      Registration No. 333-_____
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 ------------

                                   FORM S-8

                         REGISTRATION STATEMENT UNDER
                          THE SECURITIES ACT OF 1933

                                 ------------

                               MAINSPRING, INC.
            (Exact Name of Registrant as specified in its charter)

           Delaware                                  04-3314689
(State or other jurisdiction of         (I.R.S. Employer Identification No.)
 incorporation or organization)

                                One Main Street
                              CAMBRIDGE, MA  02142
                                 (617) 588-2300
              (Address of Principal Executive Offices) (Zip Code)

                          ---------------------------

                               MAINSPRING, INC.
                 AMENDED AND RESTATED 1996 OMNIBUS STOCK PLAN
                      2000 STOCK OPTION AND INCENTIVE PLAN
                  2000 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
                       2000 EMPLOYEE STOCK PURCHASE PLAN
                           (Full title of the plans)

                          ---------------------------

                               JOHN M. CONNOLLY
                               MAINSPRING, INC.
                                ONE MAIN STREET
                             CAMBRIDGE, MA  02142
              (Name and Address of Agent for Service of Process)

                                 (617) 588-2300
         (Telephone Number, Including Area Code, of Agent For Service)

                          ---------------------------

                                    Copy to:

                               JOHN HESSION, ESQ.
                        TESTA, HURWITZ & THIBEAULT, LLP
                                125 HIGH STREET
                          BOSTON, MASSACHUSETTS 02110
                                 (617) 248-7000

================================================================================

================================================================================

                        CALCULATION OF REGISTRATION FEE

================================================================================


                                                                   Proposed
                                                                   Maximum            Proposed
                                                                   Offering            Maximum
Title of Securities                              Amount to be     Price Per           Aggregate             Amount of
to be Registered                                  Registered        Share           Offering Price       Registration Fee
                                                ---------------   ---------     ---------------------    ----------------
AMENDED AND RESTATED 1996 OMNIBUS                   10,966(2)         $ 0.17         $     1,864.22            $     0.49
STOCK PLAN                                          14,200(2)         $ 0.39         $     5,538.00            $     1.46
Common Stock (per value $.01 per share)            686,272(2)         $ 0.62         $   425,488.64            $   112.33
                                                   703,642(2)         $ 2.00         $ 1,407,284.00            $   371.52
                                                   221,425(2)         $ 2.20         $   487,135.00            $   128.60
                                                   432,075(2)         $ 2.50         $ 1,080,187.50            $   285.17
                                                   288,109(2)         $ 5.00         $ 1,440,545.00            $   380.30
                                                   659,325(2)         $ 9.00         $ 5,933,925.00            $ 1,566.56
                                                     1,655(3)         $12.00         $    19,860.00            $     5.24

2000 STOCK OPTION AND INCENTIVE PLAN             1,835,750(2)         $ 9.00         $16,521,750.00            $ 4,361.74
Common Stock (per value $.01 per share)          3,164,250(3)         $12.00         $37,971,000.00            $10,024.34

2000 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN       200,000(3)         $12.00         $ 2,400,000.00            $   633.60
Common Stock (per value $.01 per share)

2000 EMPLOYEE STOCK PURCHASE PLAN                1,000,000(3)         $12.00         $12,000,000.00            $ 3,168.00
Common Stock (par value $.01 per share)
---------------------------------------------------------------------------------------------------------------------------


(1) Calculated pursuant to Section 6(b) of the Securities Act of 1933, as amended.

(2) Such shares are issuable upon the exercise of outstanding options with fixed exercise prices. Pursuant to Rule 457(h), the aggregate offering price and the fee have been computed upon the basis of the price at which the options may be exercised. The offering price per share set forth for such shares is the exercise price per share at which such options are exercisable.

(3) The price of $12.00 per share, which is the offering price negotiated on July 26, 2000 between the Registrant and the underwriters in connection with the initial public offering of the Common Stock of the Registrant and to be paid by the underwriters on August 1, 2000, is set forth solely for purposes of calculating the filing fee pursuant to Rule 457(h) and has been used only for those shares without a fixed exercise price.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

Item 1.  Plan Information.
         ----------------

     The documents containing the information specified in this Item 1 will be sent or given to employees, directors or others as specified by Rule 428(b)(1). In accordance with the rules and regulations of the Securities and Exchange Commission (the "Commission") and the instructions to Form S-8, such documents are not being filed with the Commission either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424.

Item 2.  Registrant Information and Employee Plan Annual Information.
         -----------------------------------------------------------

     The documents containing the information specified in this Item 2 will be sent or given to employees as specified by Rule 428(b). In accordance with the rules and regulations of the Commission and the instructions to Form S-8, such documents are not being filed with the Commission either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424.


                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  Incorporation of Documents by Reference.
         ---------------------------------------

     The following documents filed with the Commission are incorporated by reference in this Registration Statement:

(a) Registrant's Prospectus dated July 26, 2000, as filed with the Commission pursuant to Rule 424(b)(4) of the Securities Act of 1933, as amended (the "Securities Act of 1933"), on July 26, 2000;

(b) The section entitled "Description of Registrant's Securities to be Registered" contained in the Registrant's Registration Statement on Form 8-A (File No. 000-31119) filed on July 24, 2000 pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     All documents subsequently filed with the Commission by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered herein have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part thereof from the date of filing of such documents.

Item 4.   Description of Securities.
          -------------------------

     Not applicable.

Item 5.  Interest of Named Experts and Counsel.
         -------------------------------------

     Not applicable.

Item 6.   Indemnification of Directors and Officers.
          -----------------------------------------

     The Delaware General Corporation Law, the Registrant's charter and by-laws provide for indemnification of the Registrant's directors and officers for liabilities and expenses that they may incur in such capacities. In general, directors and officers are indemnified with respect to actions taken in good faith in a manner reasonably believed to be in, or not opposed to, the best interests of the Registrant, and with respect to any criminal action or proceeding, actions that the indemnitee had no reasonable cause to believe were unlawful. Reference is made to the Registrant's corporate charter filed as Exhibits 3.1 and 3.2 and by-laws filed as Exhibits 3.3 and 3.4, to the Registrant's Registration Statement on Form S-1 (File No. 333-30168).

     The underwriting agreement between the Registrant and the underwriters listed therein provides that the underwriters are obligated, under certain circumstances, to indemnify directors, officers and controlling persons of the Registrant against certain liabilities, including liabilities under the Securities Act of 1933. Reference is made to the form of underwriting agreement filed as Exhibit 1.1 to the Registrant's Registration Statement on Form S-1 (File No. 333-30168).

     The Registrant has in effect a directors' and officers' insurance policy.

Item 7. Exemption From Registration Claimed.
        -----------------------------------

     Not applicable.

Item 8.  Exhibits.
         --------

Exhibit No.  Description
-----------  -------------------------------------------------------------------

 4.1         Specimen Certificate for shares of the Registrant's Common Stock
             (filed as Exhibit 4.1 to the Registrant's Registration Statement on
             Form S-1 (File No. 333-30168) and incorporated herein by reference)

 4.2         Fourth Amended and Restated Certificate of Incorporation of the
             Registrant currently in effect (filed as Exhibit 3.1 to the Registration Statement on Form S-1 (File No. 333-30168) and incorporated herein by reference)

 4.3 Form of Fifth Amended and Restated Certificate of Incorporation of the Registrant (filed as Exhibit 3.2 to the Registration Statement on Form S-1 (File No. 333-30168) and incorporated herein by reference)

 4.4 By-Laws of the Registrant currently in effect (filed as Exhibit 3.3 to the Registration Statement on Form S-1 (File No. 333-30168) and incorporated herein by reference)

 4.5         Form of Amended and Restated By-Laws of the Registrant (filed as
             Exhibit 3.4 to the Registration Statement on Form S-1
             (File No. 333-30168) and incorporated herein by reference)

 4.6 Certificate of Amendment to Fourth Amended and Restated Certificate of Incorporation of the Registrant currently in effect (filed as Exhibit 3.5 to the Registration Statement on Form S-1
             (File No. 333-30168) and incorporated herein by reference)


Exhibit No.  Description
-----------  -------------------------------------------------------------------

 4.7 Amended and Restated 1996 Omnibus Stock Plan (filed as Exhibit 10.1 to the Registration Statement of From S-1 (File No. 333-30168) and incorporated herein by reference)

 4.8         2000 Stock Option and Incentive Plan (filed as Exhibit 10.2 to the
             Registration Statement of From S-1 (File No. 333-30168) and incorporated herein by reference)

 4.9         2000 Non-Employee Director Plan (filed as Exhibit 10.4 to the
             Registration Statement of From S-1 (File No. 333-30168) and incorporated herein by reference)

 4.10        2000 Employee Stock Purchase Plan (filed as Exhibit 10.3 to the
             Registration Statement on Form S-1 (File No. 333-30168) and incorporated herein by reference)

 4.11        Series E Preferred Stock Purchase Agreement, dated November 18,
             1999 between the Company and the several Purchasers set forth on
             Schedule 1.1 thereto (filed as Exhibit 10.11 to the Registration
             Statement of From S-1 (File No. 333-30168) and incorporated herein by reference)

 5           Opinion of Testa, Hurwitz & Thibeault, LLP

23.1         Consent of Testa, Hurwitz & Thibeault, LLP (included in Exhibit 5)

23.2         Consent of PricewaterhouseCoopers LLP

24 Power of Attorney (included as part of the signature page of this Registration Statement)

Item 9.  Undertakings.
         ------------

     The undersigned Registrant hereby undertakes to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

          (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

          (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

          (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

     provided, however, that paragraphs (i) and (ii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

     The undersigned Registrant hereby undertakes (i) that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and (ii) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Exchange Act of 1934 that is incorporated by reference herein shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cambridge in the State of Massachusetts, on this 27th day of July, 2000.

                                    MAINSPRING, INC.


                                    By:   /s/  Mark A. Verdi
                                         ----------------------
                                         Mark A. Verdi
                                         Vice President, Finance and
                                         Administration
                                         and Chief Financial Officer

                       POWER OF ATTORNEY AND SIGNATURES

     We, the undersigned officers and directors of Mainspring, Inc., hereby severally constitute and appoint John M. Connolly and Mark A. Verdi, and each of them singly, our true and lawful attorneys, with full power to them and each of them singly, to sign for us in our names in the capacities indicated below, any amendments to this Registration Statement on Form S-8 (including post-effective amendments), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and generally to do all things in our names and on our behalf in our capacities as officers and directors to enable Mainspring, Inc., to comply with the provisions of the Securities Act of 1933, as amended, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to said Registration Statement and all amendments thereto.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

            SIGNATURE                                     TITLE                                   DATE
  /s/  John M. Connolly              Chairman, President and Chief Executive Officer         July 27, 2000
---------------------------------    (principal executive officer)
John M. Connolly

  /s/  Mark A. Verdi                 Chief Financial Officer, Senior Vice President,         July 27, 2000
---------------------------------    Finance and Operations, Treasurer and Director
Mark A. Verdi                        (principal financial officer and principal
                                     accounting officer)


  /s/  Bruce Barnet                  Director                                                July 27, 2000
---------------------------------
Bruce Barnet

  /s/  Anthony Brenner               Director                                                July 27, 2000
---------------------------------
Anthony Brenner

  /s/  Jerome Colonna                Director                                                July 27, 2000
---------------------------------
Jerome Colonna

  /s/  William S. Kaiser             Director                                                July 27, 2000
---------------------------------
William S. Kaiser

  /s/  Paul A. Maeder                Director                                                July 27, 2000
---------------------------------
Paul A. Maeder

  /s/  Brian Nairn                   Director                                                July 27, 2000
---------------------------------
Brain Nairn

  /s/  Lawrence P. Begley             Director                                               July 27, 2000
---------------------------------
Lawrence P. Begley

                               INDEX TO EXHIBITS

Exhibit No.  Description
-----------  -------------------------------------------------------------------

 4.1         Specimen Certificate for shares of the Registrant's Common Stock
             (filed as Exhibit 4.1 to the Registrant's Registration Statement on
             Form S-1 (File No. 333-30168) and incorporated herein by reference)

 4.2         Fourth Amended and Restated Certificate of Incorporation of the
             Registrant currently in effect (filed as Exhibit 3.1 to the Registration Statement on Form S-1 (File No. 333-30168) and incorporated herein by reference)

 4.3 Form of Fifth Amended and Restated Certificate of Incorporation of the Registrant (filed as Exhibit 3.2 to the Registration Statement on Form S-1 (File No. 333-30168) and incorporated herein by reference)

 4.4 By-Laws of the Registrant currently in effect (filed as Exhibit 3.3 to the Registration Statement on Form S-1 (File No. 333-30168) and incorporated herein by reference)

 4.5         Form of Amended and Restated By-Laws of the Registrant (filed as
             Exhibit 3.4 to the Registration Statement on Form S-1
             (File No. 333-30168) and incorporated herein by reference)

 4.6 Certificate of Amendment to Fourth Amended and Restated Certificate of Incorporation of the Registrant currently in effect (filed as Exhibit 3.5 to the Registration Statement on Form S-1
             (File No. 333-30168) and incorporated herein by reference)

 4.7 Amended and Restated 1996 Omnibus Stock Plan (filed as Exhibit 10.1 to the Registration Statement of From S-1 (File No. 333-30168) and incorporated herein by reference)

 4.8         2000 Stock Option and Incentive Plan (filed as Exhibit 10.2 to the
             Registration Statement of From S-1 (File No. 333-30168) and incorporated herein by reference)

 4.9         2000 Non-Employee Director Plan (filed as Exhibit 10.4 to the
             Registration Statement of From S-1 (File No. 333-30168) and incorporated herein by reference)

 4.10        2000 Employee Stock Purchase Plan (filed as Exhibit 10.3 to the
             Registration Statement on Form S-1 (File No. 333-30168) and incorporated herein by reference)

 4.11        Series E Preferred Stock Purchase Agreement, dated November 18,
             1999 between the Company and the several Purchasers set forth on
             Schedule 1.1 thereto (filed as Exhibit 10.11 to the Registration
             Statement of From S-1 (File No. 333-30168) and incorporated herein by reference)

 5           Opinion of Testa, Hurwitz & Thibeault, LLP

23.1         Consent of Testa, Hurwitz & Thibeault, LLP (included in Exhibit 5)

23.2         Consent of PricewaterhouseCoopers LLP

24 Power of Attorney (included as part of the signature page of this Registration Statement)